NOTES PAYABLE AND CREDIT FACILITY	12 Months Ended
Mar. 31, 2023
NOTES PAYABLE AND CREDIT FACILITY [Abstract]
NOTES PAYABLE AND CREDIT FACILITY
9. NOTES PAYABLE AND CREDIT FACILITY

CREDIT FACILITY

We finance the operations of our subsidiaries ePlus Technology, inc., ePlus Technology Services, inc., and SLAIT Consulting, LLC (collectively, the “Borrowers”) in our technology business through a credit facility with Wells Fargo Commercial Distribution Finance, LLC (“WFCDF”). The WFCDF credit facility (the “WFCDF Credit Facility”) has a floor plan facility and a revolving credit facility.

On October 13, 2021, the Borrowers amended, restated, and replaced in entirety their then-existing credit agreements with WFCDF. On October 31, 2022, the Borrowers entered into the First Amendment to the credit agreement. Under this agreement and its amendment, the credit facility is provided by a syndicate of banks for which WFCDF acts as administrative agent and consists of a discretionary senior secured floor plan facility in favor of the Borrowers in the aggregate principal amount of up to $425.0 million, together with a sublimit for a revolving credit facility for up to $150.0 million.

On March 10, 2023, the Borrowers entered into a Second Amendment to the credit agreement which amended the Credit Agreement to increase the maximum aggregate amount of principal available under the floor plan facility from $425.0 million to $500.0 million and increase the maximum aggregate amount of principal available under the Revolving Facility from $150.0 million to $200.0 million.

Under the accounts payable floor plan facility, we had an outstanding balance of $134.6 million and $145.3 million as of March 31, 2023, and March 31, 2022, respectively. On our balance sheet, our liability under the accounts payable floor plan facility is presented as accounts payable – floor plan.

Under the revolving credit facility, we had no balance outstanding as of March 31, 2023, and March 31, 2022. On our balance sheet, our liability under the revolving credit facility is presented as part of recourse notes payable – current.
The fair value of the outstanding balances under the WFCDF Credit Facility were approximately equal to their carrying value as of March 31, 2023, and March 31, 2022.

The amount of principal available is subject to a borrowing base determined by, among other things, the Borrowers’ accounts receivable and inventory, each pursuant to a formula and subject to certain reserves. Loans accrue interest at a rate per annum equal to Term SOFR Rate plus a Term SOFR Adjustment of 0.10% plus an Applicable Margin of 1.75%. Our weighted average interest rate on the accounts receivable component of our WFCDF Credit Facility was 5.35% during our year ended March 31, 2023, compared to 2.00% over the prior year.

Our borrowings under the WFCDF Credit Facility are secured by the assets of the Borrowers. Additionally, the WFCDF Credit Facility requires a guaranty of $10.5 million by ePlus inc.

Under the WFCDF Credit Facility, the Borrowers are restricted in their ability to pay dividends to ePlus inc. unless their available borrowing meets or met certain thresholds. As of March 31, 2023, and March 31, 2022, their available borrowing met the thresholds such that there were no restrictions on their ability to pay dividends.

The WFCDF Credit Facility has an initial one-year term, which automatically renews for successive one-year terms thereafter. However, either the Borrowers or WFCDF may terminate the WFCDF Credit Facility at any time by providing a written termination notice to the other party no less than 90 days prior to such termination.

The loss of the WFCDF Credit Facility could have a material adverse effect on our future results as we currently rely on this facility and its components for daily working capital and liquidity for our technology business and as an operational function of our accounts payable process.

RECOURSE NOTES PAYABLE

Recourse notes payable consist of borrowings that, in the event of default, the lender has recourse against us. As of March 31, 2023, and 2022 we had $6.0 million and $13.1 million, respectively, in recourse borrowings arising from one installment payment arrangement within our technology business. Our payments under this installment agreement are due quarterly in amounts that are correlated to the payments due to us from a customer under a related notes receivable. We discounted our payments due under this installment agreement to calculate our payable balance using an interest rate of 3.50% as of both March 31, 2023, and March 31, 2022.

NON-RECOURSE NOTES PAYABLE

Non-recourse notes payable consists of borrowings that, in the event of a default by a customer, the lender generally only has recourse against the customer, and the assets serving as collateral, but not against us. As of March 31, 2023, and March 31, 2022, we had $34.3 million and $21.2 million, respectively, of non-recourse borrowings that were collateralized by investments in notes and leases. Principal and interest payments are generally due periodically in amounts that are approximately equal to the total payments due from the customer under the leases or notes receivable that collateralize the notes payable. The weighted average interest rate for our non-recourse notes payable was 5.01% and 3.59%, as of March 31, 2023, and March 31, 2022, respectively.

Our recourse and non-recourse notes payable as of March 31, 2023, mature as follows:

	Recourse notes	Non-recourse
	payable	notes payable
Year ended March 31, 2024	$5,997	$24,819
2025	-	5,880
2026	-	2,589
2027	-	1,053
Total maturities	$5,997	$34,341